UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2022

Remark Holdings, Inc.

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Commerce Street Las Vegas, NV	89106	702-701-9514
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MARK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 21, 2022, Remark Holdings, Inc. (“Remark”, “we”, “us”, or “our”) filed a Certificate of Amendment to our Amended and Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware to effect a reverse stock split of our common stock at a ratio of 1-for-10 (the “Reverse Split”). The Amendment does not affect the par value of our common stock.

The Amendment provides that the Reverse Split will become effective on December 21, 2022 at 5:00 p.m. Eastern Time, at which time every 10 shares of our issued and outstanding common stock will automatically be combined and converted into one share of common stock. Beginning with the opening of trading on Thursday, December 22, 2022, our common stock will continue to trade on the Nasdaq Capital Market under the symbol "MARK," but will trade on a split-adjusted basis under a new CUSIP number, 75955K300.

The Amendment effecting the Reverse Split was approved by our stockholders at our Special Meeting of Stockholders held on December 6, 2022. In connection with approving the Reverse Split, our stockholders granted authority to the Board of Directors of Remark (the “Board”) to determine in its sole discretion the exact ratio of the Reverse Split within the range of 1-for-10 to 1-for-20. The Board approved the Reverse Split on September 15, 2022, and the ratio of 1-for-10 on December 9, 2022.

Our transfer agent, Computershare, Inc., is acting as the exchange agent for the Reverse Split and will provide instructions to stockholders regarding the process for exchanging their pre-split shares for post-split shares.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01    Other Events.

On December 21, 2022, we issued a press release regarding the Reverse Split described above under Item 5.03 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Remark Holdings, Inc.
99.1	Press release dated December 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Holdings, Inc.

Date:	December 21, 2022	By:	/s/ Kai-Shing Tao
		Name:	Kai-Shing Tao
		Title:	Chief Executive Officer